Dear Shareholder:

Thank you for choosing electronic delivery of your T. Rowe Price Fund(s) documents. You are receiving this email because you consented to receive your proxy materials online. This email provides the information you will need to view the proxy materials online, access your proxy card, and vote your shares.

The Joint Special Shareholder Meeting will take place at 8:00 a.m. ET, July 25, 2018, at the headquarters of T. Rowe Price, 100 East Pratt Street, Baltimore, MD 21202. As the T. Rowe Price Funds are owned by the shareholders, your participation as a shareholder in the proxy process is extremely important. For your convenience, electronic versions of the Proxy Statement, Information Statement, and Sample Ballot are available at the below website for you to view or download.

https://www.proxy-direct.com/trp-29734 [proxy-direct.com]

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help limit additional costs to the Funds associated with soliciting your vote.

VOTING YOUR PROXY ONLINE

Online voting is a convenient and secure way to vote your proxy. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Fund: T. Rowe Price Balanced Fund
Fund: T. Rowe Price Blue Chip Growth Fund
Fund: T. Rowe Price Capital Appreciation Fund
Fund: T. Rowe Price Capital Appreciation & Income Fund
Fund: T. Rowe Price Capital Opportunity Fund
Fund: T. Rowe Price Corporate Income Fund
Fund: T. Rowe Price Credit Opportunities Fund
Fund: T. Rowe Price Diversified Mid-Cap Growth Fund
Fund: T. Rowe Price Dividend Growth Fund
Fund: T. Rowe Price Equity Income Fund
Fund: T. Rowe Price Blue Chip Growth Portfolio
Fund: T. Rowe Price Blue Chip Growth Portfolio II
Fund: T. Rowe Price Equity Income Portfolio
Fund: T. Rowe Price Equity Income Portfolio II
Fund: T. Rowe Price Equity Index 500 Portfolio
Fund: T. Rowe Price Health Sciences Portfolio
Fund: T. Rowe Price Health Sciences Portfolio II
Fund: T. Rowe Price Mid-Cap Growth Portfolio
Fund: T. Rowe Price Mid-Cap Growth Portfolio II
Fund: T. Rowe Price New America Growth Portfolio
Fund: Personal Strategy Balanced Portfolio
Fund: T. Rowe Price Financial Services Fund
Fund: T. Rowe Price Limited-Term Bond Portfolio
Fund: T. Rowe Price Limited-Term Bond Portfolio II
Fund: T. Rowe Price Government Money Portfolio
Fund: T. Rowe Price Floating Rate Fund
Fund: T. Rowe Price Global Allocation Fund
Fund: T. Rowe Price Global Multi-Sector Bond Fund
Fund: T. Rowe Price Global Real Estate Fund
Fund: T. Rowe Price Global Technology Fund
Control Number: 73499999001000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: T. Rowe Price GNMA Fund
Fund: T. Rowe Price Government Money Fund
Fund: T. Rowe Price Growth & Income Fund
Fund: T. Rowe Price Growth Stock Fund
Fund: T. Rowe Price Health Sciences Fund
Fund: T. Rowe Price High Yield Fund
Fund: T. Rowe Price U.S. High Yield Fund
Fund: T. Rowe Price Equity Index 500 Fund
Fund: T. Rowe Price Extended Equity Market Index Fund
Fund: T. Rowe Price Mid-Cap Index Fund
Fund: T. Rowe Price Small-Cap Index Fund
Fund: T. Rowe Price Total Equity Market Index Fund
Fund: T. Rowe Price Inflation Protected Bond Fund
Fund: Institutional Large-Cap Core Growth Fund
Fund: T. Rowe Price Institutional Large-Cap Growth Fund
Fund: T. Rowe Price Institutional Large-Cap Value Fund
Fund: Institutional Mid-Cap Equity Growth Fund
Fund: T. Rowe Price Institutional Small-Cap Stock Fund
Fund: Institutional U.S. Structured Research Fund
Fund: T. Rowe Price Institutional Cash Reserves Fund
Fund: T. Rowe Price Institutional Core Plus Fund
Fund: T. Rowe Price Institutional Credit Opportunities
Fund: T. Rowe Price Institutional Floating Rate Fund
Fund: Institutional Global Multi-Sector Bond Fund
Fund: T. Rowe Price Institutional High Yield Fund
Fund: T. Rowe Price Institutional Long Duration Credit
Fund: T. Rowe Price Institutional Africa & Middle East
Fund: Institutional Emerging Markets Bond Fund
Fund: Institutional Emerging Markets Equity Fund
Fund: Institutional Frontier Markets Equity Fund
Control Number: 73499999002000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: Institutional Global Focused Growth Equity Fund
Fund: T. Rowe Price Institutional Global Growth Equity
Fund: T. Rowe Price Institutional Global Value Equity Fd
Fund: T. Rowe Price Institutional International Bond Fd
Fund: Institutional International Concentrated Equity Fd
Fund: Institutional International Core Equity Fund
Fund: Institutional International Growth Equity Fund
Fund: T. Rowe Price Intermediate Tax-Free High Yield Fd
Fund: T. Rowe Price Africa & Middle East Fund
Fund: T. Rowe Price Asia Opportunities Fund
Fund: T. Rowe Price Dynamic Global Bond Fund
Fund: T. Rowe Price Emerging Europe Fund
Fund: T. Rowe Price Emerging Markets Bond Fund
Fund: Emerging Markets Corporate Bond Fund
Fund: Emerging Markets Local Currency Bond Fund
Fund: T. Rowe Price Emerging Markets Stock Fund
Fund: T. Rowe Price Emerging Markets Value Stock Fund
Fund: T. Rowe Price European Stock Fund
Fund: T. Rowe Price Global Consumer Fund
Fund: T. Rowe Price Global Growth Stock Fund
Fund: T. Rowe Price Global High Income Bond Fund
Fund: T. Rowe Price Global Industrials Fund
Fund: T. Rowe Price Global Stock Fund
Fund: T. Rowe Price International Bond Fund
Fund: T. Rowe Price International Bond Fund (USD Hedged)
Fund: International Concentrated Equity Fd
Fund: T. Rowe Price International Discovery Fund
Fund: T. Rowe Price International Stock Fund
Fund: T. Rowe Price International Value Equity Fund
Fund: T. Rowe Price Japan Fund
Control Number: 73499999003000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: T. Rowe Price Latin America Fund
Fund: T. Rowe Price New Asia Fund
Fund: T. Rowe Price Overseas Stock Fund
Fund: T. Rowe Price International Equity Index Fund
Fund: T. Rowe Price International Stock Portfolio
Fund: Limited Duration Inflation Focused Bond Fund
Fund: T. Rowe Price Communications & Technology Fund
Fund: T. Rowe Price Mid-Cap Growth Fund
Fund: T. Rowe Price Mid-Cap Value Fund
Fund: Emerging Mkts Corp Multi-Sector Acct Port
Fund: Emerging Markets Local Multi-Sector Acct Port
Fund: Floating Rate Multi-Sector Account Portfolio
Fund: High Yield Multi-Sector Account Portfolio
Fund: Investment-Grade Corp Multi-Sector Acct Port
Fund: Mortgage-Backed Securities Multi-Sector Acct Port
Fund: T. Rowe Price Multi-Strategy Total Return Fund
Fund: T. Rowe Price New America Growth Fund
Fund: T. Rowe Price New Era Fund
Fund: T. Rowe Price New Horizons Fund
Fund: T. Rowe Price New Income Fund
Fund: T. Rowe Price Personal Strategy Balanced Fund
Fund: T. Rowe Price Personal Strategy Growth Fund
Fund: T. Rowe Price Personal Strategy Income Fund
Fund: T. Rowe Price QM Global Equity Fund
Fund: QM U.S. Small-Cap Growth Equity Fund
Fund: QM U.S. Small & Mid-Cap Core Equity Fund
Fund: T. Rowe Price QM U.S. Value Equity Fund
Fund: T. Rowe Price Real Assets Fund
Fund: T. Rowe Price Real Estate Fund
Fund: T. Rowe Price Government Reserve Fund
Control Number: 73499999004000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: T. Rowe Price Short-Term Fund
Fund: T. Rowe Price Treasury Reserve Fund
Fund: T. Rowe Price Retirement 2005 Fund
Fund: T. Rowe Price Retirement 2010 Fund
Fund: T. Rowe Price Retirement 2015 Fund
Fund: T. Rowe Price Retirement 2020 Fund
Fund: T. Rowe Price Retirement 2025 Fund
Fund: T. Rowe Price Retirement 2030 Fund
Fund: T. Rowe Price Retirement 2035 Fund
Fund: T. Rowe Price Retirement 2040 Fund
Fund: T. Rowe Price Retirement 2045 Fund
Fund: T. Rowe Price Retirement 2050 Fund
Fund: T. Rowe Price Retirement 2055 Fund
Fund: T. Rowe Price Retirement 2060 Fund
Fund: T. Rowe Price Retirement Balanced Fund
Fund: T. Rowe Price Retirement I 2005 Fund
Fund: T. Rowe Price Retirement I 2010 Fund
Fund: T. Rowe Price Retirement I 2015 Fund
Fund: T. Rowe Price Retirement I 2020 Fund
Fund: T. Rowe Price Retirement I 2025 Fund
Fund: T. Rowe Price Retirement I 2030 Fund
Fund: T. Rowe Price Retirement I 2035 Fund
Fund: T. Rowe Price Retirement I 2040 Fund
Fund: T. Rowe Price Retirement I 2045 Fund
Fund: T. Rowe Price Retirement I 2050 Fund
Fund: T. Rowe Price Retirement I 2055 Fund
Fund: T. Rowe Price Retirement I 2060 Fund
Fund: T. Rowe Price Retirement Balanced I Fund
Fund: T. Rowe Price Retirement Income 2020 Fund
Fund: T. Rowe Price Target 2005 Fund
Control Number: 73499999005000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: T. Rowe Price Target 2010 Fund
Fund: T. Rowe Price Target 2015 Fund
Fund: T. Rowe Price Target 2020 Fund
Fund: T. Rowe Price Target 2025 Fund
Fund: T. Rowe Price Target 2030 Fund
Fund: T. Rowe Price Target 2035 Fund
Fund: T. Rowe Price Target 2040 Fund
Fund: T. Rowe Price Target 2045 Fund
Fund: T. Rowe Price Target 2050 Fund
Fund: T. Rowe Price Target 2055 Fund
Fund: T. Rowe Price Target 2060 Fund
Fund: T. Rowe Price Science & Technology Fund
Fund: T. Rowe Price Short-Term Bond Fund
Fund: T. Rowe Price Ultra Short-Term Bond Fund
Fund: T. Rowe Price Small-Cap Stock Fund
Fund: T. Rowe Price Small-Cap Value Fund
Fund: Spectrum Growth Fund
Fund: Spectrum Income Fund
Fund: Spectrum International Fund
Fund: T. Rowe Price California Tax-Free Bond Fund
Fund: T. Rowe Price California Tax-Free Money Fund
Fund: T. Rowe Price Georgia Tax-Free Bond Fund
Fund: Maryland Short-Term Tax-Free Bond Fund
Fund: T. Rowe Price Maryland Tax-Free Bond Fund
Fund: T. Rowe Price Maryland Tax-Free Money Fund
Fund: T. Rowe Price New Jersey Tax-Free Bond Fund
Fund: T. Rowe Price New York Tax-Free Bond Fund
Fund: T. Rowe Price New York Tax-Free Money Fund
Fund: T. Rowe Price Virginia Tax-Free Bond Fund
Fund: T. Rowe Price Cash Reserves Fund
Control Number: 73499999006000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: T. Rowe Price Summit Municipal Income Fund
Fund: T. Rowe Price Summit Municipal Intermediate Fund
Fund: T. Rowe Price Summit Municipal Money Market Fund
Fund: T. Rowe Price Tax-Efficient Equity Fund
Fund: T. Rowe Price Tax-Exempt Money Fund
Fund: T. Rowe Price Tax-Free High Yield Fund
Fund: T. Rowe Price Tax-Free Income Fund
Fund: T. Rowe Price Tax-Free Short-Intermediate Fund
Fund: T. Rowe Price Total Return Fund
Fund: T. Rowe Price U.S. Bond Enhanced Index Fund
Fund: T. Rowe Price U.S. Large-Cap Core Fund
Fund: U.S. Treasury Intermediate Fund
Fund: U.S. Treasury Long-Term Fund
Fund: U.S. Treasury Money Fund
Fund: T. Rowe Price Value Fund
Control Number: 73499999007000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

You also can visit https://www.proxy-direct.com [proxy-direct.com] and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually in order to capture your vote on all accounts.

If you have any questions about the proxy materials or the proposals, or if you wish to request a paper copy of the proxy materials, please call us at 1-866-436-5968 or email us at info@troweprice.com.

Because regulations require that each fund receive a certain number of votes, you may be contacted by email or phone if your vote is not received. These calls and emails will cease as soon as your vote is recorded.

Thank you for investing with T. Rowe Price Funds.

Sincerely,

Computershare Funds Services
Independent Tabulator for the Joint Special Shareholder Meeting of the T. Rowe Price Funds

Mobile | Privacy Policy | Legal Information | Security Measures

T. Rowe Price will never ask for sensitive personal information such as a Social Security number, a PIN, account numbers, or a password in an email.

This email is being sent to you because you requested to receive communications via email. To modify your customer profile, select new email options, or fully unsubscribe from T. Rowe Price email, click here.

You cannot reply to the sender of this email. Contact us with your questions and comments about our services:

Email: info@troweprice.com Call: 1-800-225-5132

U.S. Mail: T. Rowe Price, Account Services, P.O. Box 17300, Baltimore, Maryland 21297-1300

T. Rowe Price has invested in safeguards to ensure your information is kept secure and confidential. Please take a moment to review the T. Rowe Price Privacy Policy.

Copyright 2018, T. Rowe Price Investment Services, Inc., Distributor. All rights reserved.

CRTLHH5L4 II

201804-467614

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT
"WO# 29734 - T Rowe Price Funds "
EXPECTED MAIL DATE: - MEETING DATE:

WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE SHAREHOLDER WILL HEAR:

INITIAL GREETING:
"Thank you for calling the Proxy Materials Order Line."
"This line is available to you until the meeting date of the current campaign"

THEN THE SHAREHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER:
"To request a copy of proxy materials by mail, I'll need to validate some information from your Meeting Notice."
"On your notice there's a shaded box with a 14 digit number inside. Please enter that number now."

AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:"
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now.

THEN YOU HEAR:
"Thank you, Please hold while I validate those numbers."

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC SPEECH IS HEARD NEXT:
"Okay, you'll be requesting materials for the T. Rowe Price Funds Joint Special Meeting of Shareholders."

THEN THE FOLLOWING SPEECH IS HEARD:
"Your request for a paper copy of your proxy materials will be processed in just a moment. For future meetings you can elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your shareholder meeting Notice so that we can capture your email address. If you prefer to receive all future proxy materials by mail, press 1 now. If you don’t want to set a future delivery preference, just hold on for your material order confirmation."

NEXT, THE SHAREHOLDER HEARS:
"Please hold while I process your request."

THEN THE SHAREHOLDER HEARS:
"Your request has been received. Proxy material orders will be mailed within 3 business days."

OR, IF THE SHAREHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD:
"There's already a request for proxy meeting materials that's pending. Material orders are mailed within 3 business days from when they were requested."

IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE SHAREHOLDER WILL HEAR:
"Since the meeting is within 10 days, I cannot guarantee that you'll receive your proxy materials in sufficient time for you to review the materials and process your vote. However, you can always view your proxy materials and vote online by logging onto the website listed on your shareholder meeting notice."

IF THE SHAREHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR:
"Additionally, as you've indicated, you'll receive all future proxy meeting materials by mail."

THEN THE SHAREHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE:
"If you have received a notice on another account that you'd like me to send you materials on, press one now."

THEN IF THE SHAREHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE:
"Okay, to send you materials on another account we'll just need to repeat the process using the details from your other notice. Let's begin..."

IF THE SHAREHOLDER DOESN'T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR:
"I'm now going to end this call. Thank you for calling. Goodbye."

T. Rowe Price Funds WO# 29734- TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revised 04-05-18
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal."

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in the T. Rowe Price Funds. The Board Recommends a vote "FOR" all proposals."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

"ELECTION OF BOARD MEMBER" PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL:
"PROPOSAL 1a or 1b: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
"Okay, voting for all nominees"

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
"Okay, voting withhold on all nominees "

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR: "For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"
"ELECTION OF BOARD MEMBER" PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:
"PROPOSAL 1a or 1b FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted “For All” Nominees.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted to withhold your vote from all Nominees.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR: "For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # (POUND) IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"

THEN THE SHAREHOLDER HEARS:
Okay, for the first holding listed on this proposal you just voted to withhold your vote from nominee(s)…N" [Where N is(are) the nominee number(s) entered by the shareholder]
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:
Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:
Okay, let’s continue then…
THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:
Example: "For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

"PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

"PROPOSAL 3: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3",etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

PROPOSAL 4: " To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

"PROPOSAL 5: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]
THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice."
"I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

T. Rowe Price Funds WO# 29734- TOUCH-TONE TELEPHONE VOTING SCRIPT
** VOTING INSTRUCTION CARD ** IVR Revised 03-28-18
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-866-298-8476 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your Voting Instruction Card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" all proposals.

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in the T. Rowe Price Funds. The Board Recommends a vote "FOR" all proposals."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

"ELECTION OF BOARD MEMBER" PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL:
"PROPOSAL 1a or 1b: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
"Okay, voting for all nominees"

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
"Okay, voting withhold on all nominees "

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR: "For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"
"ELECTION OF BOARD MEMBER" PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:
"PROPOSAL 1a or 1b FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted “For All” Nominees.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted to withhold your vote from all Nominees.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR: "For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # (POUND) IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"

THEN THE SHAREHOLDER HEARS:
Okay, for the first holding listed on this proposal you just voted to withhold your vote from nominee(s)…N" [Where N is(are) the nominee number(s) entered by the shareholder]
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:
Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:
Okay, let’s continue then…
THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:
Example: "For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

"PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

"PROPOSAL 3: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3",etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

PROPOSAL 4: " To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

"PROPOSAL 5: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:

"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]
THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice."
"I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER 'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

IMPORTANT PROXY INFORMATION

Your Vote Counts

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the T. Rowe Price Funds, Joint Special Meeting of Shareholders to Be Held on July 25, 2018.

As a shareholder, it is important for you to vote!

On the back of this Notice, you will find a summary of the proposals that require a shareholder vote at the Shareholder Meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail and is NOT a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Joint Proxy Statement for this Shareholder Meeting and Form of Proxy Card are available at:

https://www.proxy-direct.com/trp-29734

If you want to receive a paper copy of the proxy materials or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than July 16, 2018, to facilitate timely delivery. The Joint Special Meeting of Shareholders of T. Rowe Price Funds will be held on July 25, 2018, at 8:00 a.m., ET, at the headquarters of T. Rowe Price, 100 East Pratt Street, Baltimore, MD 21202. To obtain directions to be able to attend the Shareholder Meeting and vote in person, call 1-866-392-1489.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU ALSO CAN ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE SHAREHOLDER MEETINGS USING THE ONLINE ACCESS INSTRUCTIONS BELOW.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS—REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/trp-29734

On this site you can view the Proxy Statement and Form of Proxy Card online, request paper copies, request an email with a link to the materials, and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS—CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy Card with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for this Shareholder Meeting.

- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

- If you want to elect to receive all future proxy materials via U.S. mail or via email, please record your vote electronically and follow the instructions on the confirmation page.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 16, 2018, TO FACILITATE TIMELY DELIVERY.

Your Fund Holdings:

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30

The following matters will be considered at the Shareholder Meeting:

1a. Election of four (4) directors.

1b. Election of four (4) directors.

2. Amend the Fund’s investment objective.

3. Amend the Fund’s fundamental policy on commodities.

4. Amend the Fund’s industry concentration policy.

5. Reclassify the Fund’s diversification status from diversified to nondiversified.

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

If you wish to attend and vote at the Shareholder Meeting, please bring this Notice and proper photo identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 16, 2018, TO FACILITATE TIMELY DELIVERY.

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials online, or request a full set of printed materials for this Shareholder Meeting and all future shareholder meetings, or you can make that choice on a case-by-case basis.

How do I access the materials, set my preference for future shareholder meeting materials, and record my vote?

On the front side of this Notice are easy-to-follow instructions on how to access proxy materials electronically or request a full set of printed materials.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via U.S. Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

You can set your delivery preferences for future shareholder meetings by recording your vote electronically and following the instructions on the confirmation screen.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

TRP_29734_NA_042418

T. ROWE PRICE FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and David Oestreicher as proxies to vote all the shares of the Fund or Funds named below that I am entitled to vote at the Joint Special Meeting of Shareholders to be held on July 25, 2018 at 8:00 a.m., ET at the headquarters of T. Rowe Price, 100 East Pratt Street, Baltimore, MD 21202, and at any adjournments of the meeting. Messrs. Bernard and Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund’s or Funds’ Notice of Joint Special Meeting of Shareholders and proxy statement.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on July 25, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-29734

VOTE ON THE INTERNET

Log on to:

https://www.proxy-direct.com

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE VIA THE TELEPHONE: 1-800-337-3503

TRP_29734_042418

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A

A. Proposals

1a. Election of four (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Robert W. Sharps

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

1b. Election of (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Edward A. Wiese

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

2. Amend the Fund’s investment objective.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3

3. Amend the Fund’s fundamental policy on commodities.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8

4. Amend the Fund’s industry concentration policy.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1

5. Reclassify the Fund’s diversification status from diversified to nondiversified.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8
09 Fund 9				10 Fund 10
11 Fund 11

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box

/ /

608999900109999999999

+
xxxxxxxxxxxxxx TRP 29734 M xxxxxxxx

T. ROWE PRICE FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meeting of Shareholders and Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on July 25, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-29734

VOTE ON THE INTERNET

Log on to:

https://www.proxy-direct.com

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE VIA THE TELEPHONE: 1-866-298-8476

TRP_29734_042418_VI

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A

A. Proposals

1a. Election of four (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Robert W. Sharps

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

1b. Election of (4) Directors:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

 01. Teresa Bryce Bazemore  02. Ronald J. Daniels 03. David Oestreicher 04. Edward A. Wiese

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 01				02 Fund 02
03 Fund 03				04 Fund 04
05 Fund 05				06 Fund 06
07 Fund 07				08 Fund 08
09 Fund 09				10 Fund 10
11 Fund 11				12 Fund 12
13 Fund 13				14 Fund 14
15 Fund 15				16 Fund 16
17 Fund 17				18 Fund 18
19 Fund 19				20 Fund 20
21 Fund 21				22 Fund 22
23 Fund 23				24 Fund 24
25 Fund 25				26 Fund 26
27 Fund 27				28 Fund 28
29 Fund 29				30 Fund 30

2. Amend the Fund’s investment objective.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3

3. Amend the Fund’s fundamental policy on commodities.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8

4. Amend the Fund’s industry concentration policy.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1

5. Reclassify the Fund’s diversification status from diversified to nondiversified.

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
01 Fund 1				02 Fund 2
03 Fund 3				04 Fund 4
05 Fund 5				06 Fund 6
07 Fund 7				08 Fund 8
09 Fund 9				10 Fund 10
11 Fund 11

6. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box

/ /

608999900109999999999

+
xxxxxxxxxxxxxx TRP 29734 M xxxxxxxx